PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND
   One Post Office Square, Boston, MA 02109
Class    Y Shares
INVESTMENT STRATEGY: INCOME
   PROSPECTUS - APRIL 1, 1995, as revised DECEMBER 1, 1995


This Prospectus explains concisely what you should know before
investing in Class    Y     shares of Putnam Intermediate U.S.
Government Income Fund (the "Fund"). Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the April 1, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or other information, call Putnam Investor
Services at 1-800-   752-9894    .  The Statement has been filed
with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                PUTNAMINVESTMENTS

                                     Putnam Defined
                                  Contribution Plans

ABOUT THE FUND
Expenses summary. . . . . . . . . . . . . . . . . . . . .
   2
        Objective . . . . . . . . . . . . . . . . . . . .
   3
        How objective is pursued. . . . . . . . . . . . .
   3
        How performance is shown. . . . . . . . . . . . .
   6
        How the Fund is managed . . . . . . . . . . . . .
   7
        Organization and history. . . . . . . . . . . . .
   8

ABOUT YOUR INVESTMENT
        How to buy shares . . . . . . . . . . . . . . . .
   9
        How to sell shares. . . . . . . . . . . . . . . .
   10
        How to exchange shares. . . . . . . . . . . . . .
   10
        How the Fund values its shares. . . . . . . . . .
   11
        How distributions are made; tax information . . .
   11

ABOUT PUTNAM INVESTMENTS, INC.. . . . . . . . . . . . . .
   12

About the Fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing in
the Fund.  The following table summarizes    estimated
expenses    attributable to Class Y shares in     its most recent
fiscal year.  The    Example shows     the cumulative expenses
attributable to a hypothetical $1,000 investment    in Class Y
shares of the Fund     over specified periods.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                      .60%
Other Expenses                       .24%
Total Fund Operating
Expenses    .84%

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses
which    Class Y expects to incur during its first fiscal year.
Management     fees and "Other    expenses    " are based on the
operating expenses for the Fund's Class A shares.

   Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

  1 3       5         10
  year      years     years      years

     $9     $27       $47           $104

The    Example does     not represent past or future expense
levels. Actual expenses may be greater or less than those shown.
Federal         regulations require the    Example     to assume
a 5% annual return, but actual annual return has varied.     The
Example            does not reflect    any charges or expenses
related to your employer's plan.

OBJECTIVE

Putnam Intermediate U.S. Government Fund seeks as high a level of current income as Putnam Investment Management, Inc. ("Putnam Management") believes is consistent with preservation of capital. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW OBJECTIVE IS PURSUED

Basic investment strategy

The Fund will seek its objective by investing under normal market conditions in a portfolio of U.S. Government Securities (as defined below) with a dollar-weighted average maturity of 3 to 10 years but may purchase individual securities with longer or shorter maturities. For purposes of computing average portfolio maturity, Putnam Management will use the effective maturities of mortgage-backed securities as determined by reference to published market statistics.

Under normal market conditions, the Fund will invest exclusively in U.S. Government Securities, and in forward commitments and repurchase agreements with respect to such securities. "U.S. Government Securities" are debt securities issued or guaranteed by the U.S. government, or by various agencies or instrumentalities established or sponsored by the U.S. government. Certain of these obligations, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") bonds.

The Fund may invest in mortgage-backed U.S. Government Securities. Such securities represent a participation in, or are secured by, mortgage loans. Certain mortgage-backed securities in which the Fund may invest represent an undivided "pass through" of the interest and principal payments generated by a pool of mortgages. From time to time, the Fund may also invest in other types of mortgage-backed securities known as "collateralized mortgage obligations" ("CMOs"). CMOs generally represent a specifically defined portion of the interest and principal payments generated by a pool of mortgages. Certain CMOs may be more volatile and less liquid than other types of mortgage-backed securities.

It is the Fund's current policy to qualify as an eligible investment for federal credit unions. Accordingly, the Fund will limit its investments in CMOs, stripped mortgage-backed securities, zero coupon securities, repurchase agreements and forward commitments in accordance with the provisions of the Federal Credit Union Act. This policy is a non-fundamental investment policy and may be changed by the Fund's Trustees without shareholder approval.

At times Putnam Management may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in any type of U.S. Government Securities of any maturity and may invest primarily in short-term U.S. Government Securities. In such cases, the fund's dollar-weighted average portfolio maturity may be less than 3 years. It is impossible to predict when, or for how long, the Fund will use such alternative strategies.

Risk factors

U.S. Government Securities are considered among the safest of fixed income securities, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's shares. Conversely, during periods of rising interest rates, the value of the Fund's shares will generally decline. The magnitude of those fluctuations will generally be greater when the Fund's average maturity is longer. Because of their added safety, the yields available from U.S. Government Securities are generally lower than the yields available from comparable corporate debt securities.

Mortgage-backed securities (MBSs) generally have yield and maturity characteristics corresponding to the underlying assets. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayments, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of MBSs, especially during periods of declining interest rates.

MBSs may offer yields higher than those available from other types of U.S. Government Securities, but because of their prepayment aspects are less effective than other types of securities as a means of "locking in" long-term interest rates. Significant unscheduled prepayments resulting from declines in mortgage interest rates, as well as scheduled prepayments, have to be reinvested by the Fund in investments that are likely to pay a lower interest rate. As a result, MBSs may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government Securities of comparable maturities, although MBSs may have a comparable risk of decline in market value during periods of rising interest rates.

At times, some of the MBSs in which the Fund will invest will have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. See "Investments in premium securities." Unscheduled prepayments, which are made at par, will cause the Fund to suffer a loss equal to any unamortized premium.

Under some circumstances, a substantial portion of the Fund's investments in U.S. Government Securities will take the form of contracts with broker-dealers for future delivery (but not beyond 120 days) of U.S. Government Securities, or "forward commitments." Pending delivery of the securities, the Fund maintains in a segregated account cash or high-grade debt obligations in an amount sufficient to meet the purchase price. The Fund may sell its interest in a forward commitment rather than take delivery, and may reinvest the proceeds in another forward commitment. The Fund's use of forward commitments may increase its over-all investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer fails to deliver after the value of the securities has risen.

Investments in premium securities

The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund does not amortize the premium paid for such securities in calculating its net investment income. As a result, the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund had purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the Fund's risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates which are higher than the current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry premium market values which would be reflected in the net asset value of the Fund's shares. As a result, an investor who purchases shares of the Fund during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with the Fund's "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Portfolio turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.
   The portfolio     turnover rates for    fiscal 1994 and 1993
were 351.62% and 309.80%, respectively.

Other investment practices

The Fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

Securities loans and repurchase agreements. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

   Investment     performance may from time to time be included
in advertisements about    Class Y shares    .  "Yield" for each
class of shares is calculated by dividing    the     annualized
net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the
last day of that period.  For    purposes of calculating
yield    , net investment income is calculated in accordance with
SEC regulations and may differ from         net investment income
as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums
or discounts in the current market value of fixed         income
securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How objective is pursued -
- Investments in premium securities."

"Total return" for the one-, five- and ten-year periods (or for
the life of    the Class Y shares    , if shorter) through the
most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund
       .  Total return may also be presented for other periods
       .

All data    are     based on         past investment results and
   do     not predict future performance.  Investment
performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio,
   and     the Fund's operating expenses and which class of
shares    the investor purchases    .  Investment performance
also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results
   with     those of other mutual funds and other investment
vehicles.          Quotations of investment performance for any
period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Fund's
performance may be compared to    that of     various
   indexes    . See the Statement of Additional Information.

HOW THE FUND IS MANAGED

The Trustees of the Fund are responsible for generally overseeing the conduct of the Fund's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business. Michael Martino, Senior Vice President of Putnam Management and Vice President of the Fund, has had primary responsibility for the day-to-day management of the Fund's portfolio since July, 1994. Mr. Martino was employed by Back Bay Advisors in the positions of Executive Vice President and Chief Investment Officer from 1992 to 1994 and Senior Vice President and Senior Portfolio Manager from 1990 to 1992.

The Fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under its Distribution Plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the Fund and their staff who provide administrative services to the Fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the Fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.



ORGANIZATION AND HISTORY

Putnam Intermediate U.S. Government Income Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated November 20, 1990. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Before April 10, 1995, the Fund was known as Putnam Balanced Government Fund.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Fund may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The
Fund's shares are currently divided into four classes   --Class
A, Class B, Class M and Class Y    .

   Only the Fund's Class Y shares are offered by this Prospectus. The Fund also offers Class A, Class B and Class M shares through participating dealers pursuant to a separate prospectus. Class A, Class B and Class M shares bear the same expenses as Class Y shares and, in addition, are subject to 12b-1 fees. Class A shares and Class M shares are subject to a front-end sales charge and Class B shares are subject to a contingent deferred sales charges. Due to 12b-1 fees and sales charges, the investment performance of Class A, Class B, and Class M shares will be lower than the investment performance of Class Y shares.

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the Fund may choose to redeem your shares and pay you for them. You will receive at least 30 days' written notice before the Fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of
Management,    Massachusetts Institute of Technology    ; Jameson
Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Principal and Managing Director, First Reserve Corporation;
Elizabeth T. Kennan, President    Emeritus and Professor    ,
Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh
& McLennan Companies   , Inc    .; Robert E. Patterson, Executive
Vice President, Cabot Partners Limited Partnership; Donald S.
Perkins,*         Director of various corporations, including
AT&T   , Kmart Corporation     and Time Warner Inc.; George
Putnam, III,* President, New Generation Research, Inc.       ;
Eli Shapiro, Alfred P. Sloan Professor of Management, Emeritus,
Alfred P. Sloan School of Management,    Massachusetts Institute
of Technology; A.J.C. Smith,* Chairman, Chief Executive Officer
and Director, Marsh & McLennan Companies, Inc.;     and W.
Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Fund's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Fund, Putnam Management or Putnam Mutual Funds.

About    Your Investment

HOW TO BUY SHARES

   All orders to purchase shares must be made through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Class Y shares are available to defined contribution plans whose investment in Putnam funds and other assets managed by Putnam Management or its affiliates, combined with such investments by the plan's sponsor and the sponsor's other employee benefit plans, equals at least $250 million. Defined contribution plans that elect to buy Class Y shares upon attaining eligibility will receive Class Y shares in place of any Class A shares then owned. Class Y shares are also available to defined contribution plans whose sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $250 million (using the higher of purchase price or current market value) within one year of the initial purchase of Class Y shares, and agrees that Class Y shares may be redeemed and Class A shares purchased if that level is not attained. To eliminate the need for safekeeping, the fund will not issue certificates for your
shares.      Putnam Mutual Funds will from time to time, at its
expense   ,     provide additional promotional incentives or
payments to dealers that sell shares of the Putnam funds.
   These     incentives or payments may include payments for
travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

HOW TO SELL SHARES

   Subject to any restrictions imposed by your employer's plan,
you     can sell your shares    through the plan     to the Fund
any day the New York Stock Exchange is open   .  For more
information about how to sell shares of     the Fund
through your    employer's plan, including any charges that may
be imposed by the plan, please consult with your employer.

   Your plan administrator must send     a signed letter of
instruction         to Putnam Investor Services       .  The
price you will receive is the next net asset value calculated
after the Fund receives your request in proper form   .  All
requests must be received by the Fund prior to the close of
regular trading on the New York Stock Exchange in     order to
receive that day's net asset value       .  If you sell shares
having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the Statement of Additional Information for
   more     information about where to obtain a signature
guarantee.

The Fund generally    provides     payment for    redeemed
shares the business day after    the     request is received.
Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by
federal securities law.     The Fund will only redeem shares for
which it has received payment.

HOW TO EXCHANGE SHARES

   Subject to any restrictions contained in your plan, you
can exchange your shares for shares of         other Putnam funds
   available through your plan     at net asset value   .
Contact your plan administrator or Putnam Investor Services on
how to             exchange your shares   or how to obtain
prospectuses of other Putnam funds   in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the Statement of Additional Information to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The Fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

The Fund will declare a distribution each day in an amount which is based on projections of its estimated net interest income. Normally, the Fund will pay these distributions monthly. Net interest income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. The amount of each daily distribution may differ from actual net interest income determined in accordance with generally accepted accounting principles. See "Distributions" in the Statement of Additional Information. The Fund will distribute any net capital gains (after application of any available capital loss carry forwards) at least annually.

   The terms of your plan will govern how your plan may receive distributions from the Fund. Generally, periodic
distributions    from the Fund to your plan are reinvested     in
additional Fund shares    , although your plan may permit you
to     receive    Fund     distributions from net investment
income in cash while reinvesting capital gains distributions in
additional shares    or to     receive all    Fund
distributions in cash.     If another     option    is not
selected    , all distributions will be reinvested        in
additional Fund shares       .

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal
   income     taxes on income and gains it distributes        .
The Fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.
   Generally,     Fund distributions    are     taxable
as ordinary income, except that any distributions of net long-
term capital gains will be    taxed     as such   .
However,            distributions         by the Fund    to
employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the Fund and
of other Putnam funds.     Putnam Defined Contribution Plans is a
division of Putnam Mutual Funds.      Putnam Fiduciary Trust
Company is the Fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the Fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company    located at One Post Office Square, Boston,
Massachusetts 02109 and     are subsidiaries of Putnam
Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Differences between the typeset (printed) prospectus and the EDGAR filing version.

1. Each interior page of the prospectus includes the word "prospectus" at the bottom of the page.

2.  Pagination is different in printed prospectus.

3. Section headings and subheadings in the printed prospectus are printed in boldface type with colored ink.

4. The first page of the printed prospectus contains an illustration of balanced scales, Putnam's logo.

5. The last page of the printed prospectus contains a graphic recyclable logo.